Supplement to the
                 Standard and Service Class Prospectuses of the
                    Lincoln Variable Insurance Products Trust
                                Dated May 1, 2006
                 as Supplemented June 30, 2006, August 25, 2006
                              and October 13, 2006

                            Growth Opportunities Fund

The Board of Trustees of the Lincoln Variable Insurance Products Trust (the "Trust") approved an interim sub-advisory agreement (the "Interim Agreement") for the Growth Opportunities Fund (the "Fund") under which BAMCO, Inc. ("BAMCO") serves as the Fund's new sub-adviser. The Interim Agreement was effective September 1, 2006. The Trust has filed an application for an order with the U.S. Securities and Exchange Commission ("SEC") that would exempt the Fund from certain shareholder voting requirements relative to the approval of sub-advisory agreements. If the SEC order is not granted before the Interim Agreement expires, Fund shareholders will be asked to vote to approve a sub-advisory agreement with BAMCO.

The Board's approval of the Interim Agreement follows its termination of the Fund's Sub-Advisory Agreement under which Fund Asset Management, L.P., doing business as Mercury Advisors, served as the Fund's sub-adviser. The Sub-Advisory Agreement with Fund Asset Management, L.P. was terminated effective August 31, 2006.

Effective September 1, 2006, the following changes are to be made to the
Prospectus:

The information for the Growth Opportunities Fund in the chart on page GPD-4 is to be deleted and is to be replaced with the following:

------------------------------ -------------------------------------------------
Growth Opportunities Fund      Adviser: DMC (aggregate advisory fee paid for
                               fiscal year ended December 31, 2005 was 0.99% of the fund's average net assets).

                               Sub-Adviser: BAMCO, Inc. (BAMCO) is located at 767 Fifth Avenue, New York, New York 10153 and is responsible for the Fund's portfolio management. BAMCO is a subsidiary of Baron Capital Group, Inc. ("BCG"). Ronald Baron is the founder, chief executive officer and chairman of BAMCO (and its subsidiaries) and, with his family, is the principal owner of BCG.

                               Portfolio Manager: Ronald Baron is the Chairman, Chief Executive Officer, and Chief Investment Officer of BAMCO, Inc. He has been the portfolio manager for Baron Asset Fund, Baron Partners Fund, Baron Growth Fund, and Baron Capital Asset Fund, since their inceptions in 1987, 1992, 1995, and 1998, respectively, and he has managed money for others on a discretionary basis since 1975. Mr. Baron is also a senior member of BAMCO's Research team and is responsible for stock selection and the portfolio structure. Mr. Baron graduated from Bucknell University in 1965 with a B.A. in Chemistry.
------------------------------ -------------------------------------------------

On page GO-1, the second sentence of the last paragraph under the section entitled "What are the fund's goals and main investment strategies?" is to be deleted and replaced with "Day-to-day management of the fund's securities investments has been sub-advised to BAMCO, Inc."

On page GO-3, the section entitled "Performance of Comparable Accounts" is to be deleted in its entirety.



This Supplement is dated October 17, 2006.